UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2503
                                   ------------


                             AXP FIXED INCOME SERIES, INC.
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               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    8/31
                         --------------

AXP(R)
    Diversified
             Bond
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Aug. 31, 2003
                                                           (Prospectus Enclosed)

AXP Diversified Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                       3

Questions & Answers
   with Portfolio Management                        4

The Fund's Long-term Performance                    8

Investments in Securities                           9

Financial Statements                               21

Notes to Financial Statements                      24

Independent Auditors' Report                       34

Federal Income Tax Information                     35

Board Members and Officers                         37

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Fund Snapshot
            AS OF AUG. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                             Tom Murphy, CFA*
Since                                                     2/03
Years in industry                                           17

* Team managed, led by Tom Murphy, CFA.

FUND OBJECTIVE

For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.

Inception dates
A: 10/3/74      B: 3/20/95   C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INBNX        B: ININX     C: AXBCX        Y: IDBYX

Total net assets                                $3.476 billion

Number of holdings                                         427

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X            LARGE
           X            MEDIUM      SIZE
           X            SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 36.8%
U.S. government obligations & agencies 16.6%
Financials 12.7%
Short-term securities 12.2%
Utilities 5.1%
Consumer discretionary 4.8%
Telecommunications 3.0%
Industrials 2.6%
Materials 2.0%
Consumer staples 1.5%
Foreign government 1.5%
Energy 0.9%
Health care 0.2%
Other 0.1%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                   60.0%
AA bonds                                                     0.6
A bonds                                                      8.9
BBB bonds                                                   13.7
Non-investment grade bonds                                   4.5
Non-rated bonds                                              0.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

     On Feb. 24, 2003, a team led by Tom Murphy, Sector Leader for Investment Grade Corporate Bonds, succeeded Ray Goodner in managing the day-to-day operations of AXP Diversified Bond Fund. The Fund's name changed from AXP Bond Fund to AXP Diversified Bond Fund in June 2003.

Q: How did AXP Diversified Bond Fund perform for the fiscal year ended Aug. 31, 2003?

A: AXP Diversified Bond Fund's Class A shares returned 4.91%, excluding sales charge, for the 12 months ended Aug. 31, 2003, outperforming the Lehman Brothers Aggregate Bond Index, which rose 4.36%. The Lipper Intermediate Investment Grade Index, representing the Fund's peer group, rose 5.38% over the same period.

Q: How did the Fund's positioning contribute to its performance relative to the benchmark and peer group?

A: For much of the fiscal first half, we had approximately 45% of the portfolio allocated to investment-grade corporate issues and about 15% in high-yield corporate debt securities (also known as junk bonds). Corporate bonds, both investment-grade and high-yield, led the bond market during this period as they rallied back from the confidence and liquidity-challenged environment of summer of 2002, making a significant contribution to performance. As a result of its large position in corporate bonds, the portfolio had underweight positions in the mortgage sectors (which outperformed Treasuries, but not to the extent of credit) and in
     Treasuries/agencies. However, many of the Fund's peers had even larger allocations to corporate bonds. This led to the Fund's relative underperformance compared to its peer group. The Fund outpaced its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index in the first six months of the fiscal year.

(bar graph)
                PERFORMANCE COMPARISON
            For the year ended Aug. 31, 2003

6%      (bar 1)       (bar 2)       (bar 3)
5%      +4.91%         +4.36%       +5.38%
4%
3%
2%
1%
0%

(bar 1) AXP Diversified Bond Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 3) Lipper Immediate Investment Grade Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe our best opportunities to enhance performance are through sector rotation and individual security selection rather than increasing interest rate sensitivity.(end callout quote)

     During the second half of the year -- following the reorganization of our fixed income organization and portfolio management structure -- the Fund continued to benefit from an overweight in corporate bonds, though we pared our investment-grade and high yield holdings to approximately 30% and 6%, respectively. In addition, small allocations to foreign-denominated bonds (2%) and emerging markets (1%) were opportunistically added to the portfolio and they also had a favorable impact on performance. Our high yield security selection had a bias to higher-rated BB securities, based primarily on relative valuations.

AVERAGE ANNUAL TOTAL RETURNS

as of Aug. 31, 2003

                             Class A                      Class B                  Class C                   Class Y
(Inception dates)           (10/3/74)                    (3/20/95)                (6/26/00)                 (3/20/95)
                        NAV(1)       POP(2)        NAV(1)    After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)     After CDSC(5)
1 year                  +4.91%       -0.07%        +4.12%       +0.12%        +4.11%      +4.11%        +5.08%        +5.08%
5 years                 +4.93%       +3.91%        +4.14%       +3.98%          N/A         N/A         +5.08%        +5.08%
10 years                +5.97%       +5.46%          N/A          N/A           N/A         N/A           N/A           N/A
Since inception           N/A          N/A         +6.12%       +6.12%        +5.79%      +5.79%        +7.07%        +7.07%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Although the mortgage sector struggled in the latter half of the fiscal year from the combination of low interest rates and a greater interest rate volatility, the Fund's emphasis on identifying mortgage pools with lower pre-payment histories helped support performance in this sector.

     In general, the portfolio had a somewhat defensive posture through much of the second half. Although this affected our relative performance versus our peer group, we believe it was the prudent course, given our outlook for the economy and valuations across various sectors in the overall bond market. Our opportunistic additions of out of index securities in high yield, global and emerging markets helped the portfolio outperform its unmanaged benchmark in the second half of the fiscal year.

Q:   What changes were made to the Fund's positioning during the year?

A: In conjunction with our reorganization of the fixed income department and the portfolio management structure, we changed the emphasis of the Fund from being very credit-centric to more diversified across credit, mortgage product and Treasuries/agencies -- in line with our benchmark, the Lehman Brothers Aggregate Bond Index. As a point of reference, on Aug. 31, 2003, the Index was approximately 27% credit, 39% mortgages, and 34% Treasuries/agencies.

     These changes increased the portfolio's turnover rate for the fiscal year.

     Early in the second half of the fiscal year, we adjusted the mortgage component of the Fund, aligning it more closely with the duration and structure of our benchmark. We also moved from an underweight mortgage position to a market weight position, while shortening the portfolio's mortgage duration, a measure of interest rate sensitivity.

     In January and February of 2003, we began to trim our allocation to corporate bonds, both investment-grade and high-yield, and shifted those assets into government and mortgage-backed securities. Given the corporate sector's previous strong performance and the fact that so much positive economic news was already priced into the bonds, we believed near-term risks outweighed the potential rewards. We also began to phase out our short-dated Japanese and European bond holdings, which had performed well as the dollar weakened.

     Through the remainder of the fiscal year, we actively managed our allocation to high-yield corporate bonds -- incrementally adding or reducing our exposure based on valuations. Within the high yield sector, we focused primarily on BB-rated securities, which offered good incremental yield gains over BBB-rated bonds. We specifically sought

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6   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT
     securities of companies whose financial profile and fundamental performance were comparable to higher rated companies. We believed such issues were overlooked and undervalued, creating an attractive investment opportunity for the Fund versus BBB-rated alternatives.

Q:   How sensitive is the Fund to interest  rate changes?

A:   Throughout  the  year we kept  the  Fund's  duration  fairly  conservative.
     Interest rates remain near historically low levels and the Fed has expressed its intention to maintain rates at current levels, (1% Fed Funds rate) while they look to stimulate the economy. Given monetary and fiscal stimulus present, it is unlikely that rates will decline much further, unless the economic recovery does not materialize as expected. Longer maturity rates shouldn't rise much either, given the Fed's focus on generating growth as opposed to concerns about inflation. Consequently, we still believe our best opportunities to provide attractive performance are through sector rotation and individual security selection rather than increasing interest rate sensitivity.

Q:   How do you plan to position the Fund for the coming months?

A: In the corporate segment of the portfolio, we have maintained a defensive bias, focusing, for example, on securities of high-quality banks as well as non-cyclical consumer companies that generate strong free cash flow. However, if the economy fails to gain momentum, we may see opportunities to establish positions in more cyclical companies and sectors at wider spreads since steady economic growth and a return to pricing power are seemingly priced into those securities at present. Credit spreads in industries such as automobile manufacturing, basic industries and other cyclical sectors could widen in the short term should the economy disappoint, and we are positioned to take advantage of any weakness there.

     Mortgages tend to perform best when interest rates are stable, regardless of whether they are high or low. Unfortunately, during the early part of this past summer, Treasury rates were anything but stable, and mortgages struggled as a result. Mortgage rates have since moved slightly higher, and as the market adjusts to this higher rate level, we believe the outlook for mortgages could improve.

     While we believe the economy is likely to continue its recovery, we remain somewhat cautious. Regardless of the economic environment, the Fund's sector-based management team will continue to focus on adding value primarily through security selection and sector rotation.

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7   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Diversified Bond Fund Class A shares (from 9/1/93 to 8/31/03) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP DIVERSIFIED BOND FUND
$20,000

$16,000

$12,000        (dotted line) Lehman Brothers Aggregate Bond Index(1)
               (dashed line) Lipper Intermediate Investment Grade Index(2)
 $8,000        (solid line) AXP Diversified Bond Fund Class A

 $4,000

        `93   `94    `95    `96    `97    `98    `99    `00    `01    `02    `03

(solid line) AXP Diversified Bond Fund Class A $17,012
(dotted line) Lehman Brothers Aggregate Bond Index(1) $19,076
(dashed line) Lipper Intermediate Investment Grade Index(2) $18,101

(1) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Aug. 31, 2003
1 year                                                                    -0.07%
5 years                                                                   +3.91%
10 years                                                                  +5.46%

            Results for other share classes can be found on page 5.

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8   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Diversified Bond Fund

Aug. 31, 2003
(Percentages represent value of investments compared to net assets)

Bonds (99.4%)
Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Foreign government (1.6%)
Dominican Republic
   (U.S. Dollar)
     01-23-13             9.04%           $4,000,000(c,d)     $3,780,000
Federal Republic of Brazil
   (U.S. Dollar)
     03-12-08            11.50             1,800,000(c)        1,908,000
     04-15-10            12.00             4,200,000(c)        4,414,200
     04-15-14             8.00             2,154,968(c)        1,940,117
Federation of Russia
   (U.S. Dollar)
     03-31-30             5.00             2,000,000(c,d,j)    1,827,500
     03-31-30             5.00             1,035,000(c,j)        947,025
Govt of Ukraine
   (U.S. Dollar)
     06-11-13             7.65             2,000,000(c,d)      1,960,000
Republic of Colombia
   (U.S. Dollar)
     04-23-09             9.75             4,000,000(c)        4,420,000
     01-23-12            10.00             2,600,000(c)        2,808,000
Republic of El Salvador
   (U.S. Dollar)
     01-24-23             7.75             2,675,000(c,d)      2,755,250
Republic of Peru
   (U.S. Dollar)
     02-06-15             9.88             4,900,000(c)        5,390,000
Republic of Philippines
   (U.S. Dollar)
     01-15-19             9.88             1,080,000(c)        1,128,600
United Mexican States
   (U.S. Dollar)
     03-03-15             6.63            23,675,000(c)       23,556,625
Total                                                         56,835,317

U.S. government obligations & agencies (18.8%)
Federal Home Loan Mtge Corp
     07-15-13             4.50            85,800,000          82,344,834
Federal Natl Mtge Assn
     04-15-06             2.13            46,800,000          46,269,616
     08-15-08             3.25           135,000,000         131,722,199
U.S. Treasury
     01-31-05             1.63             7,200,000           7,207,034
     05-31-05             1.25            21,100,000(l)       20,915,375
     06-30-05             1.13            44,535,000          43,980,049
     11-15-05             5.75            20,260,000          21,861,006
     02-15-06             5.63            15,750,000          17,042,603
     05-15-06             2.00             8,089,000           8,028,333
     08-15-06             2.38             4,000,000           3,987,812
     08-15-08             3.25             5,455,000           5,406,843
     08-15-13             4.25            13,800,000          13,569,264
     08-15-21             8.13            20,150,000          26,874,277
     08-15-22             7.25            10,300,000(l)       12,693,143
     08-15-23             6.25            67,800,000          75,260,644
     08-15-27             6.38            44,450,000          50,412,567
     08-15-29             6.13            15,000,000(l)       16,599,615
     02-15-31             5.38            68,549,000          70,021,707
Total                                                        654,196,921

Mortgage-backed securities (41.6%)(f)
Federal Home Loan Mtge Corp
     07-01-07             6.50                   393                 396
     09-27-12             3.61             7,500,000           7,428,193
     05-01-13             4.50             4,721,247           4,676,339
     04-01-17             8.00                59,548              64,698
     05-01-17             6.00             3,305,239           3,419,199
     08-01-18             5.00            19,377,666          19,464,202
     02-01-23             6.00            28,371,850          29,183,725
     08-01-24             8.00             1,320,518           1,428,514
     10-01-28             7.00               238,594             251,658
     12-01-30             5.50             4,412,287           4,411,845
     07-01-32             7.00            22,599,269          23,781,768
     09-01-32             6.50            14,926,024          15,459,233
     10-01-32             6.50            11,898,763          12,323,829
     04-01-33             5.50            15,337,892          15,304,048
     04-01-33             6.00            11,752,570          11,981,785
     05-01-33             5.50             9,035,339           9,001,371
     06-01-33             5.50            10,903,727          10,862,735

See accompanying notes to investments in securities.

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9   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
   Collateralized Mtge Obligation
     10-15-18             5.00%           $7,100,000          $7,179,875
     11-15-18             5.00            18,368,000          18,517,240
     03-15-22             7.00             4,953,371           5,111,382
     07-15-22             7.00             4,766,369           4,927,854
     02-15-33             5.50            10,639,797          11,052,727
   Interest Only
     02-15-14             9.85             5,500,000(g)          639,890
     06-15-18            24.49             5,311,859(g)          323,219
Federal Natl Mtge Assn
     03-01-08             7.00             4,556,897           4,836,471
     07-01-08             6.50             1,946,068           2,058,285
     11-01-09             9.00                   484                 539
     06-01-10             6.50             4,424,153           4,679,264
     08-01-11             8.50             4,486,144           4,874,624
     11-01-12             4.79            13,000,000          12,942,361
     01-01-13             4.78            10,845,000          11,001,604
     01-01-13             4.92             5,742,173           5,691,094
     02-01-13             4.83             6,505,353           6,404,469
     02-01-13             4.87            15,069,822          15,005,202
     02-01-13             5.02            15,842,146          15,925,195
     04-01-13             7.00            13,302,381          14,118,509
     06-01-13             4.54            13,979,881          13,545,598
     06-01-13             4.85             9,337,098           9,160,028
     10-01-13             4.50             7,650,000(i)        7,556,747
     04-01-14             6.50             2,670,561           2,811,554
     08-01-14             5.50            15,900,000(i)       16,237,875
     08-01-16             6.00            10,489,793          10,870,614
     08-01-16             6.50             4,761,684           5,009,660
     12-01-16             5.50            11,955,023          12,229,439
     06-01-17             6.50             9,374,573           9,899,270
     08-01-17             6.00            16,971,622          17,658,900
     08-01-17             6.50             5,096,079           5,396,438
     09-01-17             6.00             3,057,405           3,168,275
     09-01-17             6.50             6,776,682           7,129,818
     12-01-17             6.50             3,387,670           3,564,203
     01-01-18             5.50             9,985,870          10,250,437
     02-01-18             5.50            17,739,711          18,180,103
     03-01-18             5.50            27,955,615          28,702,149
     04-01-18             5.00             9,599,300           9,642,167
     05-01-18             5.50             4,833,198           4,956,532
     08-01-18             4.50            10,666,224          10,481,232
     09-01-18             5.00           104,000,000(i)      104,292,239
     04-01-23             8.50             1,735,870           1,896,898
     09-01-23             5.00             9,188,671(i)        8,993,412
     09-01-23             5.50            15,300,000(i)       15,438,512
     09-01-23             6.50             1,121,215           1,167,466
     01-01-24             6.50               583,673             607,749
     05-01-24             6.00            17,814,357          18,222,895
     06-01-24             9.00             1,349,247           1,496,865
     02-01-25             8.00               526,949             571,335
     09-01-25             8.00             1,349,273           1,461,307
     03-01-26             7.00             2,730,145           2,886,683
     07-01-28             5.50             4,946,798           4,957,140
     08-01-28             5.50             6,612,696           6,626,521
     09-01-28             7.50             5,000,000(i)        5,314,060
     01-01-29             6.50            12,168,984          12,627,982
     05-01-29             6.50             7,850,798           8,135,452
     06-01-29             7.00                23,030              24,293
     06-01-29             7.00             3,474,482(i)        3,665,122
     07-01-29             6.00            13,000,000(i)       13,215,306
     07-01-29             6.50            28,140,000(i)       29,089,725
     08-01-29             6.50            27,000,000(i)       27,843,750
     09-01-29             7.00            17,329,056          18,279,878
     10-01-30             7.00             5,743,155           6,058,274
     09-01-31             5.50             1,200,000(i)        1,194,000
     09-01-31             7.00             2,485,861           2,648,656
     03-01-32             5.50             3,279,584           3,286,441
     08-01-32             7.00             3,710,082           3,911,608
     09-01-32             6.00            58,583,924          59,578,255
     09-01-32             6.50             5,160,489           5,380,652
     10-01-32             5.50            36,125,000(i)       35,831,484
     10-01-32             6.00             2,745,693           2,791,532
     10-01-32             6.50             6,098,853           6,312,945
     11-01-32             6.00             2,280,798           2,318,920
     11-01-32             7.00             6,727,697(i)        7,085,090
     12-01-32             6.50             6,179,159(i)        6,396,070
     12-01-32             6.50             5,092,245           5,271,001
     01-01-33             6.00            17,674,776          18,036,138
     02-01-33             4.75             5,551,283(h)        5,659,538
     02-01-33             6.00             3,781,685           3,854,273
     02-01-33             6.50             1,065,945(i)        1,111,439
     03-01-33             4.93             5,599,665           5,748,298
     03-01-33             5.50            22,844,987          22,786,672
     03-01-33             6.00            17,223,023          17,528,502
     03-01-33             6.50            56,580,314          58,566,098
     04-01-33             5.50            44,174,998          44,063,530
     04-01-33             6.00            51,636,164          52,661,739
     05-01-33             5.50            30,840,518          30,728,173
     05-01-33             6.00             9,809,597           9,997,922
     06-01-33             5.50            18,331,487          18,284,426
     06-01-33             6.00            19,691,755          20,036,660

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
     07-01-33             5.50%          $23,565,005         $23,483,655
     09-01-33             5.00            44,698,000(i)       43,217,601
     11-01-33             5.00            13,000,000(h,i)     12,813,125
   Collateralized Mtge Obligation
     11-25-12             4.49            13,500,000          13,040,972
     09-25-42             5.00             6,600,000           6,668,990
     10-25-42             7.50             9,157,903           9,893,397
     12-25-42             4.75            11,500,000          11,476,491
   Interest Only
     12-25-12            12.05             5,500,000(g)          522,588
Govt Natl Mtge Assn
     02-15-24             8.00               644,102             696,810
     02-15-25             9.00                86,396              95,350
     06-15-26             8.00               839,458             906,377
     08-15-26             8.00               515,492             556,585
     03-15-33             7.00             6,472,048           6,843,647
     05-15-33             6.00            14,158,956          14,466,672
     09-01-33             5.50            30,925,000(i)       30,876,757
   Collateralized Mtge Obligation
   Interest Only
     01-20-32            10.48             8,000,000(g)        1,218,702
     08-20-32             8.01            24,975,762(g)        7,261,506
Total                                                      1,448,766,532

Aerospace & defense (0.7%)
Alliant Techsystems
     05-15-11             8.50             2,000,000           2,160,000
L-3 Communications
     06-15-12             7.63             2,000,000           2,085,000
Raytheon
     04-01-13             5.38             6,105,000           6,021,722
TD Funding
   Sr Sub Nts
     07-15-11             8.38             1,500,000(d)        1,563,750
United Technologies
     11-15-19             8.88            10,000,000          12,851,220
Total                                                         24,681,692

Airlines (--%)
Northwest Airlines
   02-01-20               6.81             1,504,800           1,216,781

Automotive & related (0.8%)
DaimlerChrysler North America Holding
     01-15-08             4.75             3,500,000           3,468,990
     06-04-08             4.05            18,330,000          17,550,791
Ford Motor
     10-01-28             6.63             2,095,000           1,710,218
     02-01-29             6.38             5,340,000           4,192,867
Total                                                         26,922,866

Banks and savings & loans (2.6%)
AmSouth Bank NA
   Sub Nts
     04-01-13             4.85             7,090,000           6,873,401
Bank of America
   Sub Nts
     02-15-10             7.80            21,000,000          24,613,721
Banknorth Group
     05-01-08             3.75             3,120,000           3,060,127
Central Fidelity Capital I
   Series A
     04-15-27             2.11            16,500,000(j)       15,984,210
Credit Suisse First Boston USA
     01-15-12             6.50             5,750,000           6,185,591
Fifth Third Bank
     08-15-08             3.38             2,485,000           2,423,770
Marshall & Ilsley
   Series E
     09-01-06             5.75             8,000,000           8,677,600
Wachovia
     08-15-08             3.50             5,050,000           4,924,811
Washington Mutual Bank
     06-15-11             6.88            16,360,000          18,246,112
Total                                                         90,989,343

Beverages & tobacco (0.4%)
Cott Beverages
     12-15-11             8.00             2,000,000           2,090,000
Diageo Capital
   (U.S. Dollar)
     03-20-08             3.38            13,705,000(c)       13,454,336
Total                                                         15,544,336

Broker dealers (2.4%)
Goldman Sachs Group
     01-15-11             6.88             3,430,000           3,812,812
     04-01-13             5.25             3,175,000           3,129,559
     07-15-13             4.75             4,860,000           4,602,906
LaBranche
   Sr Sub Nts
     03-02-07            12.00             1,500,000           1,635,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Broker dealers (cont.)
Lehman Brothers Holdings
     01-22-08             4.00%           $1,500,000          $1,500,735
     08-07-08             3.50             8,200,000           7,951,294
Merrill Lynch
     11-15-07             4.00             5,500,000           5,496,145
Morgan Stanley
     04-15-06             6.10            14,000,000          15,121,190
     04-15-11             6.75             2,530,000           2,789,145
     03-01-13             5.30             9,740,000           9,576,465
Morgan Stanley Capital I
   Series 2003-IQ4 Cl A1
     05-15-40             3.27             6,472,177           6,114,447
   Series 2003-T11 Cl A2
     06-13-41             4.34            10,190,000          10,093,127
Morgan Stanley, Dean Witter Capital 1
   Series 2002-IQ2 Cl A2
     12-15-35             5.16             1,500,000           1,563,309
   Series 2002-IQ2 Cl A3
     12-15-35             5.52             2,950,000           3,071,216
   Series 2002-TOP7 Cl A2
     01-15-39             5.98             5,900,000           6,250,881
Total                                                         82,708,231

Building materials & construction (0.1%)
Louisiana Pacific
   Sr Nts
     08-15-10             8.88             2,260,000           2,593,350
Ryland Group
   Sr Nts
     06-01-08             5.38             2,500,000           2,481,250
Total                                                          5,074,600

Cable (1.0%)
Comcast
     03-15-11             5.50            23,945,000          24,076,937
Comcast Cable Communications
   Sr Nts
     06-15-13             7.13             4,020,000           4,421,059
Cox Communications
     06-01-13             4.63             3,230,000           2,991,206
DirectTV Holdings/Finance
   Sr Nts
     03-15-13             8.38             1,500,000(d)        1,638,750
Rogers Cable
   (U.S. Dollar)
     06-15-13             6.25             2,000,000(c)        1,877,500
Total                                                         35,005,452

Cellular telecommunications (0.4%)
AT&T Wireless Services
   Sr Nts
     03-01-11             7.88            11,080,000          12,515,514
Nextel Communications
   Sr Nts
     08-01-15             7.38             1,035,000           1,035,000
Total                                                         13,550,514

Chemicals (0.5%)
Airgas
     10-01-11             9.13             1,500,000           1,650,000
Compass Minerals Group
     08-15-11            10.00             2,500,000           2,762,500
Dow Chemical
     08-15-05             7.00             1,575,000           1,696,814
     02-01-11             6.13             5,560,000           5,773,304
MacDermid
     07-15-11             9.13             1,500,000           1,650,000
Praxair
     06-15-08             2.75             2,940,000           2,773,184
Rhodia
   (U.S. Dollar)
     06-01-10             7.63               385,000(c,d)        392,700
     06-01-11             8.88               230,000(c,d)        231,150
Total                                                         16,929,652

Electronics (--%)
Flextronics Intl
   (U.S. Dollar) Sr Sub Nts
     05-15-13             6.50             1,000,000(c,d)        957,500

Energy (0.9%)
Amerada Hess
     08-15-11             6.65             1,515,000           1,629,689
Conoco Funding
   (U.S. Dollar)
     10-15-11             6.35            14,950,000(c)       16,271,221
Devon Financing
     09-30-11             6.88             3,205,000           3,540,759
Gulfterra Energy Partner
   Sr Nts
     06-01-10             6.25             1,000,000(d)          970,000
Newfield Exploration
   Sr Nts
     03-01-11             7.63             2,500,000           2,675,000
Westport Resources
     11-01-11             8.25             1,500,000           1,605,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Energy (cont.)
XTO Energy
   Sr Nts
     04-15-12             7.50%           $2,895,000          $3,112,125
     04-15-13             6.25             1,520,000           1,520,000
Total                                                         31,323,794

Energy equipment & services (0.2%)
Grant Prideco Escrow
     12-15-09             9.00             2,000,000           2,105,000
Key Energy Services
   Sr Nts
     03-01-08             8.38             1,250,000           1,306,250
     05-01-13             6.38             1,195,000           1,135,250
Offshore Logistics
     06-15-13             6.13               725,000(d)          688,750
Total                                                          5,235,250

Finance companies (2.6%)
Citigroup
   Sub Nts
     10-01-10             7.25            46,278,000          52,993,123
GMAC
     09-15-11             6.88            23,020,000          23,028,517
Household Finance
     01-24-06             6.50             5,750,000           6,238,411
     10-15-11             6.38             6,850,000           7,332,021
Total                                                         89,592,072

Financial services (5.5%)
Bank of America
   First Union NB Commercial Mtge
   Series 2001-3 Cl A2
     04-11-37             5.46             4,090,000           4,221,242
Bear Stearns Commercial Mtge Securities
   Series 2003-T10 Cl A1
     03-13-40             4.00             8,654,942           8,488,940
Capital One Bank
   Sr Nts
     02-01-06             6.88             1,740,000           1,865,745
Chase Manhattan Bank-First Union Natl
   Series 1999-1 C1 A2
     08-15-31             7.44            14,150,000          16,148,922
Citibank Credit Card Issuance Trust
   Series 2003-A5 Cl A5
     04-07-08             2.50            10,400,000          10,339,264
   Series 2003-A6 Cl A6
     05-17-10             2.90             8,500,000           8,541,225
Commercial Mtge Acceptance
   Series 1998-C1 C1 A2
     07-15-31             6.49            15,910,000          17,492,325
General Electric Capital
     03-15-07             5.38             6,000,000           6,373,200
     06-15-12             6.00             4,240,000           4,464,211
Greenwich Capital Commercial Funding
   Series 2002-C1 Cl A3
     01-11-17             4.50             6,000,000           5,952,118
   Series 2002-C1 Cl A4
     01-11-35             4.95             6,825,000           6,712,606
HSBC Holdings
   (U.S. Dollar) Sub Nts
     12-12-12             5.25            11,350,000(c)       11,319,344
LB-UBS Commercial Mtge Trust
   Series 2002-C2 Cl A3
     06-15-26             5.39             7,360,000           7,596,353
   Series 2002-C2 Cl A4
     06-15-31             5.59             4,905,000           5,055,774
   Series 2002-C4 Cl A4
     09-15-26             4.56            10,000,000           9,833,721
   Series 2002-C4 Cl A5
     09-15-31             4.85             6,000,000           5,874,793
   Series 2003-C3 Cl A2
     05-15-27             3.09            14,900,000          14,267,896
MBNA Credit Card Master Note Trust
   Series 2003-A1 Cl A1
     07-15-10             3.30             5,795,000           5,710,567
Nissan Auto Receivables Owner Trust
   Series 2003-A Cl A4
     07-15-08             2.61             2,500,000           2,483,789
Residential Asset Securities
   Series 2002-KS1 Cl A14
     11-25-29             5.86             7,500,000           7,771,275
Residential Funding Mtge
     10-25-17             5.50             6,768,772           6,833,955
SLM
     03-17-08             3.63             5,420,000           5,342,543
TIAA Global Markets
     01-22-08             3.88            14,990,000(d)       15,024,327
Toyota Motor Credit
     08-01-08             2.88             4,630,000           4,438,272
Total                                                        192,152,407

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Food (0.8%)
Burns Philp Capital Property
   (U.S. Dollar) Sr Sub Nts
     02-15-11            10.75%             $500,000(c,d)       $512,500
Chiquita Brands Intl
   Sr Nts
     03-15-09            10.56               500,000             545,000
General Mills
     02-15-07             5.13             7,350,000           7,852,203
Kellogg
   Series B
     04-01-11             6.60            10,115,000(l)       11,158,363
Kraft Foods
     11-01-11             5.63             7,520,000           7,551,283
Total                                                         27,619,349

Health care products (0.1%)
Apogent Technologies
   Sr Sub Nts
     05-15-13             6.50             1,500,000(d)        1,473,750
Kinetic Concepts
   Sr Sub Nts
     05-15-13             7.38               795,000(d)          795,000
Total                                                          2,268,750

Health care services (0.2%)
AmerisourceBergen
     11-15-12             7.25%           $2,000,000          $2,020,000
Fisher Scientific Intl
   Sr Sub Nts
     09-01-13             8.00               750,000(d)          770,625
Omnicare
   Sr Sub Nts
     06-01-13             6.13             1,650,000           1,571,625
Province Healthcare
   Sr Sub Nts
     06-01-13             7.50               500,000             481,250
Tenet Healthcare
   Sr Nts
     12-01-11             6.38             1,000,000             930,000
Total                                                          5,773,500

Home building (0.4%)
D.R. Horton
     07-01-13             5.88             1,500,000           1,353,750
Meritage
     06-01-11             9.75             2,570,000           2,740,263
NVR
   Sr Nts
     06-15-10             5.00             2,500,000           2,337,500
Pulte Homes
   Sr Nts
     12-15-03             7.00             7,700,000           7,764,387
Total                                                         14,195,900

Industrial transportation (1.1%)
Burlington North Santa Fe
     12-15-05             6.38             7,000,000           7,596,302
Canadian Natl Railways
   (U.S. Dollar)
     10-15-11             6.38             8,440,000(c)        9,203,347
CSX
     03-15-11             6.75             5,800,000           6,373,226
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
     06-15-07             9.50             3,640,000(b,c)      2,338,700
Interpool
     08-01-07             7.35               400,000             390,000
Union Pacific
     02-01-08             6.63             1,230,000           1,351,579
     01-15-11             6.65             5,250,000           5,769,173
     04-15-12             6.50             4,180,000           4,573,848
Total                                                         37,596,175

Insurance (1.2%)
Allstate
     06-01-33             5.35             2,450,000           2,144,412
   Sr Nts
     02-15-12             6.13             1,615,000           1,735,692
ASIF Global Financing
     01-17-13             4.90            20,010,000(d)       19,496,142
MassMutual Global Funding II
     07-15-08             2.55             6,860,000(d)        6,426,626
Met Life Global Funding I
     06-19-08             2.60             9,310,000(d)        8,712,764
Travelers Property Casualty
   Sr Nts
     03-15-13             5.00             4,810,000           4,710,193
Total                                                         43,225,829

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Leisure time & entertainment (1.3%)
AOL Time Warner
     05-01-12             6.88%          $19,800,000         $21,519,967
     05-01-32             7.70             3,785,000           4,151,891
KSL Resorts
   Series 2003-1A Cl C
     05-15-13             2.04             3,500,000           3,499,728
Viacom
     05-15-11             6.63            13,002,000          14,375,024
Total                                                         43,546,610

Lodging & gaming (0.2%)
Choctaw Resort Development Enterprises
   Sr Nts
     04-01-09             9.25             1,500,000           1,606,875
Coast Hotels & Casino
     04-01-09             9.50             1,000,000           1,065,000
Hilton Hotels
     12-01-12             7.63               750,000             793,125
Mohegan Tribal Gaming
   Sr Sub Nts
     04-01-12             8.00             2,000,000           2,130,000
Park Place Entertainment
   Sr Sub Nts
     03-15-10             7.88             1,500,000           1,601,250
Total                                                          7,196,250

Machinery (--%)
Joy Global
   Series B
     03-15-12             8.75             1,500,000           1,620,000

Media (1.5%)
Alliance Atlantis Communications
   (U.S. Dollar) Sr Sub Nts
     12-15-09            13.00             1,000,000(c)        1,118,750
AOA Holdings LLC
   Sr Nts
     06-15-08            12.00             6,000,000(k)        6,462,000
Belo (AH)
     11-01-08             8.00             6,550,000           7,546,452
CanWest Media
   (U.S. Dollar) Sr Sub Nts
     05-15-11            10.63             1,000,000(c)        1,115,000
CBD Media/Finance
   Sr Sub Nts
     06-01-11             8.63             1,935,000(d)        2,031,750
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
     03-01-12             8.75             1,500,000(c)        1,586,250
Dex Media West/Finance
   Sr Nts
     08-15-10             8.50               700,000(d)          761,250
   Sr Sub Nts
     08-15-13             9.88               610,000(d)          680,150
Hollinger Intl Publishing
   Sr Nts
     12-15-10             9.00             1,180,000           1,224,250
Lamar Media Corp
     09-15-07             8.63             1,730,000           1,786,225
Morris Publishing
   Sr Sub Nts
     08-01-13             7.00             1,250,000(d)        1,250,000
News Corp
   (U.S. Dollar)
     06-24-10            10.15             2,722,711(c,k)      3,315,986
Nexstar Finance LLC
     04-01-08            12.00             1,000,000           1,120,000
Quebecor Media
   (U.S. Dollar) Sr Nts
     07-15-11            11.13               890,000(c)          983,450
Radio One
   Series B
     07-01-11             8.88             1,000,000           1,092,500
Sinclair Broadcast Group
     03-15-12             8.00             1,000,000           1,042,500
Sun Media
   (U.S. Dollar) Sr Nts
     02-15-13             7.63             1,500,000(c)        1,548,750
Susquehanna Media
   Sr Sub Nts
     04-15-13             7.38               665,000             677,469
TCI Communications
     02-15-06             6.88             5,512,000           5,973,828
United Artists Theatre
     07-01-15             9.30            10,417,788          10,157,343
Total                                                         51,473,903

Metals (0.1%)
Euramax Intl
   Sr Sub Nts
     08-15-11             8.50               710,000(d)          717,100
Jorgensen Earle M.
     06-01-12             9.75               500,000             527,500
Peabody Energy
   Series B
     03-15-13             6.88               500,000             500,000
Total                                                          1,744,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Multi-industry (1.1%)
General Electric
     02-01-13             5.00%          $33,190,000         $32,555,407
SPX
   Sr Nts
     06-15-11             6.25               500,000             490,000
Tyco Intl Group
   (U.S. Dollar)
     02-15-11             6.75             2,045,000(c)        2,080,788
Vivendi Universal
   (U.S. Dollar) Sr Nts
     07-15-08             6.25             1,500,000(c,d)      1,500,000
Total                                                         36,626,195

Paper & packaging (1.6%)
Ball
     12-15-12             6.88             1,520,000           1,535,200
Carter Holt Harvey
   (U.S. Dollar)
     12-01-04             8.88            10,500,000(c)       11,200,319
Cascades
   (U.S. Dollar) Sr Nts
     02-15-13             7.25             2,000,000(c,d)      1,966,278
Crown Euro Holdings
   (U.S. Dollar)
     03-01-13            10.88               500,000(c,d)        547,500
Crown Paper
   Sr Sub Nts
     09-01-05            11.00             6,950,000(b)              695
Doman Inds
   (U.S. Dollar) Sr Nts Series B
     11-15-07             9.25             3,395,000(b,c)        611,100
Domtar
   (U.S. Dollar)
     10-15-11             7.88             1,100,000(c)        1,262,843
Georgia-Pacific
   Sr Nts
     02-01-10             8.88             1,000,000(d)        1,050,000
Graphic Packaging Intl
   Sr Nts
     08-15-11             8.50               540,000(d)          564,300
Intl Paper
     10-30-12             5.85             1,835,000           1,869,986
Norampac
   (U.S. Dollar) Sr Nts
     06-01-13             6.75             2,000,000(c,d)      1,975,000
Packaging Corp of America
     08-01-13             5.75             3,910,000(d)        3,792,114
Stone Container
   Sr Nts
     07-01-12             8.38             1,500,000           1,590,000
Weyerhaeuser
     03-15-07             6.13            21,680,000          23,382,334
   (U.S. Dollar)
     01-15-04             8.50             3,000,000(c)        3,053,790
Total                                                         54,401,459

Retail -- general (0.4%)
Sonic Automotive
   Sr Sub Nts
     08-15-13             8.63               500,000(d)          505,000
Wal-Mart CRAVE 401
     07-17-06             7.00             6,793,744(d)        7,348,929
Wal-Mart Stores
     06-29-11             8.88             3,500,000           3,567,375
William Carter
   Series B
     08-15-11            10.88             1,030,000           1,133,000
Total                                                         12,554,304

Retail -- grocery (0.4%)
Dairy Mart Convenience Stores
   Sr Sub Nts
     03-15-04            10.25             5,925,000(b)        1,066,500
Kroger
     03-01-08             7.45             3,000,000           3,362,760
   Sr Nts
     07-15-06             8.15             9,000,000          10,118,250
Total                                                         14,547,510

Telecom equipment & services (1.0%)
Qwest
     11-01-04             7.20             2,000,000           2,030,000
Sprint Capital
     03-15-12             8.38             7,425,000           8,432,706
Telus
   (U.S. Dollar)
     06-01-07             7.50             7,050,000(c)        7,695,371
Verizon Maryland
     03-01-12             6.13             5,940,000           6,311,630
Verizon Virginia Cl A
     03-15-13             4.63             6,600,000           6,241,686
Vodafone Group
   (U.S. Dollar)
     02-15-10             7.75             4,045,000(c)        4,683,665
Total                                                         35,395,058

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Utilities -- electric (5.4%)
American Electric Power
   Sr Nts
     06-01-15             5.25%           $4,850,000          $4,489,936
Carolina Power & Light
     07-15-12             6.50               990,000           1,065,348
Cincinnati Gas & Electric
     09-15-12             5.70             1,600,000           1,652,432
Cleveland Electric Illuminating
   1st Mtge Series B
     05-15-05             9.50            18,790,000          18,915,179
Columbus Southern Power
     03-01-13             5.50             3,645,000(d)        3,629,017
Commonwealth Edison
     02-01-08             3.70             6,355,000           6,304,605
Consolidated Natural Gas
   Sr Nts
     04-15-11             6.85             1,660,000           1,850,186
Consumers Energy
   1st Mtge
     04-15-08             4.25            17,040,000(d)       16,830,919
Dominion Resources
   Sr Nts
     09-17-12             5.70             9,300,000           9,527,924
   Sr Nts Series F
     08-01-33             5.25             1,630,000           1,539,651
Duke Energy
     01-15-12             6.25            10,000,000          10,507,550
   1st Mtge
     03-05-08             3.75            11,600,000(d)       11,539,680
Exelon
   Sr Nts
     05-01-11             6.75             1,530,000           1,677,140
FirstEnergy
   Series B
     11-15-11             6.45             9,350,000           9,140,186
Florida Power
   1st Mtge
     03-01-13             4.80            10,885,000          10,665,994
FPL Group Capital
     04-11-06             3.25             2,080,000           2,089,277
Indianapolis Power & Light
     07-01-13             6.30             1,880,000(d)        1,870,562
IPALCO Enterprises
     11-14-08             8.38               400,000             420,000
     11-14-11             8.63             3,000,000           3,150,000
NiSource Finance
   Sr Nts
     03-01-13             6.15             3,565,000           3,647,458
Northern States Power
   1st Mtge
     08-01-10             4.75             2,940,000           2,906,014
Northern States Power - Minnesota
   1st Mtge Series B
     08-29-12             8.00             3,070,000           3,641,800
Ohio Power
     02-15-13             5.50             1,010,000(d)        1,005,557
Pacific Gas & Electric
   1st Mtge Series 1992B
     05-01-25             8.38             4,100,000           4,171,750
PG&E
     07-15-08             6.88             2,010,000(d)        2,045,115
PowerGen US Funding LLC
     10-15-04             4.50             8,000,000           8,198,824
PSI Energy
     08-01-05             6.50            10,000,000          10,618,300
Public Service Colorado
   1st Mtge
     03-01-13             4.88             1,520,000(d)        1,460,317
Tampa Electric
     08-15-07             5.38               900,000             922,074
Teco Energy
   Sr Nts
     06-15-10             7.50               930,000             906,750
Texas Utilities Electric
     01-01-05             9.45             1,416,000           1,424,925
   1st Mtge
     07-01-25             7.63            10,000,000          10,301,710
     10-01-25             7.38             3,000,000           3,079,479
Tucson Electric Power
     10-01-09             8.50             3,250,000           3,258,125
Virginia Electric & Power
   Sr Nts Series A
     03-31-06             5.75             4,685,000           5,027,431
WPD Holdings
   (U.S. Dollar)
     12-15-17             7.25             5,000,000(c,d)      4,365,935
Xcel Energy
   Sr Nts
     07-01-08             3.40             2,380,000(d)        2,262,809
Total                                                        186,109,959

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                  Coupon               Principal           Value(a)
                         rate                 amount

Utilities -- natural gas (0.4%)
ANR Pipeline
     03-15-10             8.88%           $2,250,000          $2,373,750
El Paso Production Holding
     06-01-13             7.75             1,000,000(d)          960,000
NiSource Finance
     07-15-14             5.40             3,210,000           3,043,080
Northwest Pipeline
     03-01-10             8.13               570,000             592,800
Panhandle Eastern Pipeline
     08-15-08             4.80             2,490,000(d)        2,479,467
Southern Natural Gas
     03-15-10             8.88             1,750,000           1,846,250
Transcontinental Gas Pipeline
   Series B
     08-15-11             7.00             2,250,000           2,207,813
Total                                                         13,503,160

Utilities -- telephone (2.0%)
AT&T
   Sr Nts
     11-15-06             7.00             4,235,000(j)        4,696,488
British Telecom
   (U.S. Dollar)
     12-15-10             8.38            12,700,000(c)       15,070,798
Citizens Communications
     05-15-11             9.25             3,500,000           4,313,176
Deutsche Telekom Intl Finance
   (U.S. Dollar)
     07-22-13             5.25             5,255,000(c)        5,039,703
     06-15-30             8.75             3,150,000(c)        3,782,791
France Telecom
   (U.S. Dollar)
     03-01-11             9.25             1,280,000(c,j)      1,527,921
     03-01-31            10.00             1,500,000(c,j)      1,933,497
SBC Communications
     03-15-11             6.25             3,905,000           4,219,805
     08-15-12             5.88             4,420,000           4,670,128
Verizon Global Funding
     06-15-12             6.88             1,650,000           1,817,736
Verizon New England
   Sr Nts
     09-15-11             6.50            14,990,000          16,245,861
Verizon Pennsylvania Cl A
     11-15-11             5.65             6,890,000           7,089,741
Total                                                         70,407,645

Variable rate senior loan interests (0.1%)
American Commercial Lines LLC
   Term Loan B
     06-30-06             5.38             2,488,972           2,090,737
   Term Loan C
     03-30-07             7.62             3,489,735           2,913,929
Total                                                          5,004,666

Total bonds
(Cost: $3,494,678,942)                                    $3,456,494,082

Common stocks (--%)
Issuer                                        Shares            Value(a)

Davel Communications                         703,793(b)           $5,630
Stellex Aerostructures                         1,311(b,n)             --

Total common stocks
(Cost: $4,947,691)                                                $5,630

Other (0.1%)
Issuer                                        Shares            Value(a)

Wayland Investment Fund LLC                6,000,000(b,e,k)   $2,255,220

Total other
(Cost: $6,671,880)                                            $2,255,220

Short-term securities (13.8%)(m)
Issuer                Annualized              Amount             Value(a)
                     yield on date          payable at
                      of purchase            maturity

U.S. government agency (8.1%)
Federal Natl Mtge Assn Disc Nts
     09-10-03             1.05%          $50,000,000         $49,982,501
     10-15-03             1.00            33,400,000          33,356,870
     10-22-03             1.03            21,200,000          21,168,546
     10-29-03             1.05            20,000,000          19,967,700
     11-17-03             1.00            22,200,000          22,151,249
     11-26-03             1.06            49,500,000          49,370,283
     11-26-03             1.07            42,500,000          42,395,620
     12-24-03             1.00            42,000,000          41,861,568
Total                                                        280,254,337

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Issuer                Annualized              Amount             Value(a)
                     yield on date          payable at
                      of purchase            maturity

Commercial paper (5.7%)
AEGON Funding
     10-06-03             1.03%          $11,400,000(o)      $11,387,366
ANZ (Delaware) Funding
     10-03-03             1.03             6,100,000           6,093,508
Ciesco LLC
     09-03-03             1.04            14,500,000          14,497,906
     11-04-03             1.07            10,000,000(o)        9,980,086
CRC Funding LLC
     10-06-03             1.08            16,400,000(o)       16,381,824
Danske
     11-12-03             1.07            11,300,000          11,274,810
Delaware Funding
     09-02-03             1.03             7,300,000(o)        7,299,164
Edison Asset Securitization
     10-03-03             1.04            20,000,000(o)       19,978,713
Falcon Asset Securitization
     09-15-03             1.06            30,000,000(o)       29,984,982
Fleet Funding
     09-02-03             1.04            25,100,000(o)       25,097,678
Nordea North America
     10-21-03             1.04             9,300,000           9,285,487
Park Avenue Receivables
     09-09-03             1.03            19,800,000(o)       19,793,768
Preferred Receivables Funding
     09-15-03             1.07            10,000,000(o)        9,994,947
Sigma Finance
     11-03-03             1.08             1,500,000(o)        1,497,058
Svenska Handelsbanken
     09-05-03             1.03             7,000,000           6,998,598
Total                                                        199,545,895

Total short-term securities
(Cost: $479,803,065)                                        $479,800,232

Total investments in securities
(Cost: $3,986,101,578)(p)                                 $3,938,555,164

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2003, the value of foreign securities represented 5.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Aug. 31, 2003.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(i) At Aug. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $372,824,835.

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2003.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2003, is as follows:

     Security                               Acquisition                Cost
                                               dates
     AOA Holdings LLC
      12.00% Sr Nts 2008                     06-02-02              $6,000,000
     News Corp
      (U.S. Dollar) 10.15% 2010       01-29-93 thru 06-01-03        2,788,138
     Wayland Investment Fund LLC             05-17-00               6,671,880

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                         Notional amount
     Purchase contracts
     Eurodollar, Sept. 2003, 90-day                              $192,000,000
     Eurodollar, Sept. 2007, 90-day                               177,750,000
     U.S. Treasury Bonds, Dec. 2003, 20-year                       30,000,000

     Sale contracts
     U.S. Treasury Notes, Sept. 2003, 5-year                        3,500,000
     U.S. Treasury Notes, Sept. 2003, 10-year                      68,000,000
     U.S. Treasury Notes, Dec. 2003, 5-year                        72,800,000
     U.S. Treasury Notes, Dec. 2003, 10-year                      181,500,000

(m) At Aug. 31, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 7 to the financial statements):

     Issuer                                      Notional   Exercise    Expiration      Value(a)
                                                  amount      price        date
     U.S. Treasury Notes Dec. 2003, 10-year     $39,500,000   $110       Nov. 2003      $734,451

     At Aug. 31, 2003, cash or short-term securities were designated to cover open put options on futures written as follows  (see Note 7 to the financial statements):

     Issuer                                      Notional   Exercise    Expiration      Value(a)
                                                  amount      price        date
     U.S. Treasury Notes Dec. 2003, 10-year     $39,500,000   $110       Nov. 2003      $845,545

(n)  Negligible market value.

(o) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(p) At Aug. 31, 2003, the cost of securities for federal income tax purposes was $3,984,242,901 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 41,456,610
     Unrealized depreciation                                      (87,144,347)
                                                                  -----------
     Net unrealized depreciation                                 $(45,687,737)
                                                                 ------------

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Bond Fund

Aug. 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,986,101,578)                                                                        $3,938,555,164
Cash in bank on demand deposit                                                                                 19,957,417
Capital shares receivable                                                                                         643,269
Dividends and accrued interest receivable                                                                      29,158,460
Receivable for investment securities sold                                                                      97,867,502
                                                                                                               ----------
Total assets                                                                                                4,086,181,812
                                                                                                            -------------
Liabilities
Dividends payable to shareholders                                                                               1,601,246
Capital shares payable                                                                                            748,679
Payable for investment securities purchased                                                                   138,638,348
Payable for securities purchased on a forward-commitment basis (Note 1)                                       372,824,835
Payable upon return of securities loaned (Note 5)                                                              94,272,500
Accrued investment management services fee                                                                         46,576
Accrued distribution fee                                                                                           41,124
Accrued service fee                                                                                                   737
Accrued transfer agency fee                                                                                        13,260
Accrued administrative services fee                                                                                 4,162
Other accrued expenses                                                                                            253,458
Options contracts written, at value (premiums received $1,120,125) (Note 7)                                     1,579,996
                                                                                                                ---------
Total liabilities                                                                                             610,024,921
                                                                                                              -----------
Net assets applicable to outstanding capital stock                                                         $3,476,156,891
                                                                                                           ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $    7,278,529
Additional paid-in capital                                                                                  3,648,047,082
Undistributed net investment income                                                                             3,631,514
Accumulated net realized gain (loss) (Note 9)                                                                (136,202,003)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                (46,598,231)
                                                                                                              -----------
Total -- representing net assets applicable to outstanding capital stock                                   $3,476,156,891
                                                                                                           ==============
Net assets applicable to outstanding shares:                   Class A                                     $2,279,810,794
                                                               Class B                                     $  901,664,851
                                                               Class C                                     $   26,520,135
                                                               Class Y                                     $  268,161,111
Net asset value per share of outstanding capital stock:        Class A shares          477,385,529         $         4.78
                                                               Class B shares          188,783,060         $         4.78
                                                               Class C shares            5,545,851         $         4.78
                                                               Class Y shares           56,138,452         $         4.78
                                                                                        ----------         --------------
*Including securities on loan, at value (Note 5)                                                           $   91,494,680
                                                                                                           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Diversified Bond Fund

Year ended Aug. 31, 2003
Investment income
Income:
Interest                                                                                                     $191,743,752
Fee income from securities lending (Note 5)                                                                       298,766
                                                                                                                  -------
Total income                                                                                                  192,042,518
                                                                                                              -----------
Expenses (Note 2):
Investment management services fee                                                                             18,159,757
Distribution fee
   Class A                                                                                                      5,994,788
   Class B                                                                                                     10,343,876
   Class C                                                                                                        260,914
Transfer agency fee                                                                                             5,645,366
Incremental transfer agency fee
   Class A                                                                                                        287,233
   Class B                                                                                                        227,024
   Class C                                                                                                          7,812
Service fee -- Class Y                                                                                            286,295
Administrative services fees and expenses                                                                       1,674,570
Compensation of board members                                                                                      27,775
Custodian fees                                                                                                    262,414
Printing and postage                                                                                              639,997
Registration fees                                                                                                  72,593
Audit fees                                                                                                         43,000
Other                                                                                                              58,049
                                                                                                                   ------
Total expenses                                                                                                 43,991,463
   Earnings credits on cash balances (Note 2)                                                                     (45,481)
                                                                                                                  -------
Total net expenses                                                                                             43,945,982
                                                                                                               ----------
Investment income (loss) -- net                                                                               148,096,536
                                                                                                              -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                             118,661,863
   Foreign currency transactions                                                                               (8,780,944)
   Futures contracts                                                                                             (199,115)
   Options contracts written (Note 7)                                                                           2,155,018
                                                                                                                ---------
Net realized gain (loss) on investments                                                                       111,836,822
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                         (82,489,907)
                                                                                                              -----------
Net gain (loss) on investments and foreign currencies                                                          29,346,915
                                                                                                               ----------
Net increase (decrease) in net assets resulting from operations                                              $177,443,451
                                                                                                             ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Bond Fund

Year ended Aug. 31,                                                                 2003                 2002
Operations and distributions
Investment income (loss) -- net                                                $  148,096,536        $  193,601,257
Net realized gain (loss) on investments                                           111,836,822          (104,216,173)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (82,489,907)           21,330,971
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                   177,443,451           110,716,055
                                                                                  -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (98,126,653)         (121,329,296)
     Class B                                                                      (34,728,824)          (44,277,498)
     Class C                                                                         (854,382)             (754,797)
     Class Y                                                                      (12,225,930)          (24,276,463)
   Tax return of capital
     Class A                                                                       (2,476,941)           (7,330,284)
     Class B                                                                         (876,635)           (2,675,088)
     Class C                                                                          (21,567)              (45,602)
     Class Y                                                                         (308,611)           (1,466,697)
                                                                                     --------            ----------
Total distributions                                                              (149,619,543)         (202,155,725)
                                                                                 ------------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        392,003,998           524,025,978
   Class B shares                                                                 232,251,463           398,928,016
   Class C shares                                                                  11,080,202            18,470,000
   Class Y shares                                                                 150,904,209           271,716,616
Reinvestment of distributions at net asset value
   Class A shares                                                                  77,130,545            96,090,237
   Class B shares                                                                  30,927,117            40,340,249
   Class C shares                                                                     767,401               691,608
   Class Y shares                                                                  11,324,132            24,587,425
Payments for redemptions
   Class A shares                                                                (642,065,690)         (516,477,447)
   Class B shares (Note 2)                                                       (419,428,542)         (322,964,143)
   Class C shares (Note 2)                                                         (9,230,935)           (5,410,217)
   Class Y shares                                                                (193,312,689)         (520,331,103)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                (357,648,789)            9,667,219
                                                                                 ------------             ---------
Total increase (decrease) in net assets                                          (329,824,881)          (81,772,451)
Net assets at beginning of year                                                 3,805,981,772         3,887,754,223
                                                                                -------------         -------------
Net assets at end of year                                                      $3,476,156,891        $3,805,981,772
                                                                               ==============        ==============
Undistributed net investment income                                            $    3,631,514        $    1,145,568
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Diversified Bond Fund (formerly AXP Bond Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Fixed Income Series, Inc. (formerly AXP Bond Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Fixed Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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24   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

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25   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Aug. 31, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 2003 was $12,033,206 representing 0.35% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Aug. 31, 2003, the Fund has entered into outstanding when-issued securities of $339,136,481 and other forward-commitments of $33,688,354.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $325,199 and accumulated net realized loss has been increased by $325,199.

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26   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                           2003                 2002

Class A
Distributions paid from:
   Ordinary income                        $98,126,653          $121,329,296
   Long-term capital gain                          --                    --
   Tax return of capital                    2,476,941             7,330,284

Class B
Distributions paid from:
   Ordinary income                         34,728,824            44,277,498
   Long-term capital gain                          --                    --
   Tax return of capital                      876,635             2,675,088

Class C
Distributions paid from:
   Ordinary income                            854,382               754,797
   Long-term capital gain                          --                    --
   Tax return of capital                       21,567                45,602

Class Y
Distributions paid from:
   Ordinary income                         12,225,930            24,276,463
   Long-term capital gain                          --                    --
   Tax return of capital                      308,611             1,466,697

As of Aug. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $          --
Accumulated long-term gain (loss)                             $(134,159,555)
Unrealized appreciation (depreciation)                        $ (43,407,919)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

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27   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $20.50

o   Class B $21.50

o   Class C $21.00

o   Class Y $18.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.
Sales charges received by the Distributor for distributing Fund shares were $3,815,788 for Class A, $1,213,704 for Class B and $16,511 for Class C for the year ended Aug. 31, 2003.

During the year ended Aug. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $45,481 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,243,313,617 and $9,520,130,022, respectively, for the year ended Aug. 31, 2003. Realized gains and losses are determined on an identified cost basis.

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28   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                           Year ended Aug. 31, 2003
                                             Class A        Class B        Class C        Class Y
Sold                                      80,898,241     48,207,053      2,295,059     31,349,284
Issued for reinvested distributions       16,049,376      6,438,951        159,500      2,357,634
Redeemed                                (133,258,985)   (86,570,359)    (1,914,872)   (40,187,210)
                                        ------------    -----------     ----------    -----------
Net increase (decrease)                  (36,311,368)   (31,924,355)       539,687     (6,480,292)
                                         -----------    -----------        -------     ----------

                                                           Year ended Aug. 31, 2002
                                             Class A        Class B        Class C        Class Y
Sold                                     109,760,309     83,489,844      3,858,357     56,720,131
Issued for reinvested distributions       20,137,632      8,455,159        145,079      5,140,336
Redeemed                                (108,208,221)   (67,735,175)    (1,133,847)  (108,994,850)
                                        ------------    -----------     ----------   ------------
Net increase (decrease)                   21,689,720     24,209,828      2,869,589    (47,134,383)
                                          ----------     ----------      ---------    -----------

5. LENDING OF SECURITIES

As of Aug. 31, 2003, securities valued at $91,494,680 were on loan to brokers. For collateral, the Fund received $94,272,500 in cash. Income from securities lending amounted to $298,766 for the year ended Aug. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. INTEREST RATE FUTURES CONTRACTS

As of Aug. 31, 2003, investments in securities included securities valued at $6,870,514 that were pledged as collateral to cover initial margin deposits on 1,779 open purchase contracts and 3,258 open sale contracts. The notional market value of the open purchase contracts as of Aug. 31, 2003 was $389,152,125 with a net unrealized loss of $2,790,592. The notional market value of the open sale contracts as of Aug. 31, 2003 was $358,860,363 with a net unrealized gain of $4,198,646. See "Summary of significant accounting policies."

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                          Year ended Aug. 31, 2003
                                      Puts                      Calls
                             Contracts     Premiums     Contracts    Premiums
Balance Aug 31, 2002              --    $        --         --    $        --
Opened                         7,713      3,175,705      9,359      6,930,275
Closed                        (6,118)    (2,639,500)    (7,964)    (6,098,583)
Expired                       (1,200)      (173,642)    (1,000)       (74,130)
                              ------       --------     ------        -------
Balance Aug. 31, 2003            395    $   362,563        395    $   757,562
                                 ---    -----------        ---    -----------

See "Summary of significant accounting policies."

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29   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Aug. 31, 2003.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $134,159,555 as of Aug. 31, 2003, that will expire in 2008 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                                2003    2002     2001     2000     1999
Net asset value, beginning of period                                       $4.75   $4.86    $4.70    $4.82    $5.11
Income from investment operations:
Net investment income (loss)                                                 .20     .25      .31      .33      .33
Net gains (losses) (both realized and unrealized)                            .03    (.10)     .17     (.12)    (.25)
Total from investment operations                                             .23     .15      .48      .21      .08
Less distributions:
Dividends from net investment income                                        (.20)   (.25)    (.32)    (.33)    (.33)
Distributions from realized gains                                             --      --       --       --     (.04)
Tax return of capital                                                         --    (.01)      --       --       --
Total distributions                                                         (.20)   (.26)    (.32)    (.33)    (.37)
Net asset value, end of period                                             $4.78   $4.75    $4.86    $4.70    $4.82

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2,280  $2,438   $2,390   $2,229   $2,591
Ratio of expenses to average daily net assets(c)                            .97%    .95%     .94%     .93%     .86%
Ratio of net investment income (loss) to average daily net assets          4.16%   5.17%    6.51%    7.04%    6.56%
Portfolio turnover rate (excluding short-term securities)                   256%    169%     115%      64%      57%
Total return(e)                                                            4.91%   3.13%   10.48%    4.67%    1.64%

See accompanying notes to financial highlights.

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30   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                                2003    2002     2001     2000     1999
Net asset value, beginning of period                                       $4.75   $4.86    $4.70    $4.82    $5.11
Income from investment operations:
Net investment income (loss)                                                 .16     .21      .27      .30      .29
Net gains (losses) (both realized and unrealized)                            .03    (.10)     .17     (.13)    (.24)
Total from investment operations                                             .19     .11      .44      .17      .05
Less distributions:
Dividends from net investment income                                        (.16)   (.21)    (.28)    (.29)    (.30)
Distributions from realized gains                                             --      --       --       --     (.04)
Tax return of capital                                                         --    (.01)      --       --       --
Total distributions                                                         (.16)   (.22)    (.28)    (.29)    (.34)
Net asset value, end of period                                             $4.78   $4.75    $4.86    $4.70    $4.82

Ratios/supplemental data
Net assets, end of period (in millions)                                     $902  $1,047     $954     $867   $1,093
Ratio of expenses to average daily net assets(c)                           1.73%   1.71%    1.70%    1.69%    1.63%
Ratio of net investment income (loss) to average daily net assets          3.40%   4.40%    5.74%    6.28%    5.79%
Portfolio turnover rate (excluding short-term securities)                   256%    169%     115%      64%      57%
Total return(e)                                                            4.12%   2.35%    9.65%    3.88%     .87%

See accompanying notes to financial highlights.

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31   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                                2003    2002     2001  2000(b)
Net asset value, beginning of period                                       $4.75   $4.86    $4.71    $4.64
Income from investment operations:
Net investment income (loss)                                                 .16     .21      .27      .04
Net gains (losses) (both realized and unrealized)                            .03    (.10)     .16      .07
Total from investment operations                                             .19     .11      .43      .11
Less distributions:
Dividends from net investment income                                        (.16)   (.21)    (.28)    (.04)
Tax return of capital                                                         --    (.01)      --       --
Total distributions                                                         (.16)   (.22)    (.28)    (.04)
Net asset value, end of period                                             $4.78   $4.75    $4.86    $4.71

Ratios/supplemental data
Net assets, end of period (in millions)                                      $27     $24      $10       $1
Ratio of expenses to average daily net assets(c)                           1.74%   1.72%    1.70%    1.69%(d)
Ratio of net investment income (loss) to average daily net assets          3.34%   4.33%    5.62%    6.80%(d)
Portfolio turnover rate (excluding short-term securities)                   256%    169%     115%      64%
Total return(e)                                                            4.11%   2.35%    9.43%    2.58%(f)

See accompanying notes to financial highlights.

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32   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                                2003    2002     2001     2000     1999
Net asset value, beginning of period                                       $4.75   $4.86    $4.70    $4.82    $5.11
Income from investment operations:
Net investment income (loss)                                                 .21     .25      .32      .34      .33
Net gains (losses) (both realized and unrealized)                            .03    (.10)     .17     (.12)    (.24)
Total from investment operations                                             .24     .15      .49      .22      .09
Less distributions:
Dividends from net investment income                                        (.21)   (.25)    (.33)    (.34)    (.34)
Distributions from realized gains                                             --      --       --       --     (.04)
Tax return of capital                                                         --    (.01)      --       --       --
Total distributions                                                         (.21)   (.26)    (.33)    (.34)    (.38)
Net asset value, end of period                                             $4.78   $4.75    $4.86    $4.70    $4.82

Ratios/supplemental data
Net assets, end of period (in millions)                                     $268    $297     $533     $385     $296
Ratio of expenses to average daily net assets(c)                            .81%    .78%     .78%     .77%     .77%
Ratio of net investment income (loss) to average daily net assets          4.34%   5.30%    6.66%    7.20%    6.67%
Portfolio turnover rate (excluding short-term securities)                   256%    169%     115%      64%      57%
Total return(e)                                                            5.08%   3.29%   10.65%    4.84%    1.71%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

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33   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS AXP FIXED INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Diversified Bond Fund (formerly AXP Bond Fund) (a series of AXP Fixed Income Series, Inc.) as of August 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2003, and the financial highlights for each of the years in the five-year period ended August 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Bond Fund as of August 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

October 10, 2003

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34   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Diversified Bond Fund
Fiscal year ended Aug. 31, 2003

Class A
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                              0.00%

   Dividends Received Deduction for corporations                       0.00%

Payable date                                                       Per share
Sept. 26, 2002                                                      $0.02081
Oct. 25, 2002                                                        0.02076
Nov. 25, 2002                                                        0.02108
Dec. 20, 2002                                                        0.02016
Jan. 22, 2003                                                        0.01889
Feb. 21, 2003                                                        0.01692
March 24, 2003                                                       0.01669
April 24, 2003                                                       0.01645
May 23, 2003                                                         0.01261
June 23, 2003                                                        0.01250
July 24, 2003                                                        0.01251
Aug. 22, 2003                                                        0.01169
Total distributions(a)                                              $0.20107

Class B
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                              0.00%

   Dividends Received Deduction for corporations                       0.00%

Payable date                                                       Per share
Sept. 26, 2002                                                      $0.01774
Oct. 25, 2002                                                        0.01792
Nov. 25, 2002                                                        0.01803
Dec. 20, 2002                                                        0.01769
Jan. 22, 2003                                                        0.01559
Feb. 21, 2003                                                        0.01390
March 24, 2003                                                       0.01357
April 24, 2003                                                       0.01333
May 23, 2003                                                         0.00964
June 23, 2003                                                        0.00925
July 24, 2003                                                        0.00934
Aug. 22, 2003                                                        0.00879
Total distributions(a)                                              $0.16479

--------------------------------------------------------------------------------
35   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Class C
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                              0.00%

   Dividends Received Deduction for corporations                       0.00%

Payable date                                                       Per share
Sept. 26, 2002                                                      $0.01773
Oct. 25, 2002                                                        0.01788
Nov. 25, 2002                                                        0.01799
Dec. 20, 2002                                                        0.01766
Jan. 22, 2003                                                        0.01556
Feb. 21, 2003                                                        0.01387
March 24, 2003                                                       0.01353
April 24, 2003                                                       0.01329
May 23, 2003                                                         0.00961
June 23, 2003                                                        0.00925
July 24, 2003                                                        0.00930
Aug. 22, 2003                                                        0.00876
Total distributions(b)                                              $0.16443

Class Y
Income distributions -- taxable as dividend income:

   Qualified Dividend Income for individuals (effective for
   distributions made after Jan. 1, 2003)                              0.00%

   Dividends Received Deduction for corporations                       0.00%

Payable date                                                       Per share
Sept. 26, 2002                                                      $0.02147
Oct. 25, 2002                                                        0.02136
Nov. 25, 2002                                                        0.02173
Dec. 20, 2002                                                        0.02069
Jan. 22, 2003                                                        0.01960
Feb. 21, 2003                                                        0.01756
March 24, 2003                                                       0.01736
April 24, 2003                                                       0.01712
May 23, 2003                                                         0.01324
June 23, 2003                                                        0.01319
July 24, 2003                                                        0.01319
Aug. 22, 2003                                                        0.01231
Total distributions(a)                                              $0.20882

(a) $0.005 per share represents a tax return of capital.

(b) $0.004 per share represents a tax return of capital.

--------------------------------------------------------------------------------
36   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Arne H. Carlson                   Board member  since   Chair, Board Services
901 S. Marquette Ave.             1999                  Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
--------------------------------- --------------------- ---------------------------------- --------------------------
Philip J. Carroll, Jr.            Board member  since   Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.             2002                  Corporation (engineering and       Vulcan Materials
Minneapolis, MN 55402                                   construction) since 1998           Company, Inc.
Age 65                                                                                     (construction
                                                                                           materials/chemicals)
--------------------------------- --------------------- ---------------------------------- --------------------------
Livio D. DeSimone                 Board member  since   Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East            2001                  Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------
Heinz F. Hutter*                  Board member  since   Retired President and Chief
901 S. Marquette Ave.             1994                  Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
--------------------------------- --------------------- ---------------------------------- --------------------------
Anne P. Jones                     Board member  since   Attorney and Consultant
901 S. Marquette Ave.             1985
Minneapolis, MN 55402
Age 68
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen R. Lewis, Jr.**           Board member  since   Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.             2002                  of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan G. Quasha                    Board member  since   President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.             2002                  Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
--------------------------------- --------------------- ---------------------------------- --------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Alan K. Simpson                   Board member  since   Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                1997                  Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
--------------------------------- --------------------- ---------------------------------- --------------------------
Alison Taunton-Rigby              Board member since    President, Forester Biotech
901 S. Marquette Ave.             2002                  since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
--------------------------------- --------------------- ---------------------------------- --------------------------

Board Members Affiliated with AEFC***

Name, address, age                Position held  with   Principal occupation during past   Other directorships
                                  Fund and length of    five years
                                  service
--------------------------------- --------------------- ---------------------------------- --------------------------
Barbara H. Fraser                 Board member since    Executive Vice President -  AEFA
1546 AXP Financial Center         2002                  Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
--------------------------------- --------------------- ---------------------------------- --------------------------
Stephen W. Roszell                Board member since    Senior Vice President -
50238 AXP Financial Center        2002, Vice            Institutional Group of AEFC
Minneapolis, MN 55474             President  since
Age 54                            2002
--------------------------------- --------------------- ---------------------------------- --------------------------
William F. Truscott               Board member  since   Senior Vice President - Chief
53600 AXP Financial Center        2001,  Vice           Investment Officer of AEFC since
Minneapolis, MN 55474             President  since      2001. Former Chief Investment
Age 42                            2002                  Officer and Managing Director,
                                                        Zurich Scudder Investments
--------------------------------- --------------------- ---------------------------------- --------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held  with    Principal occupation during past   Other directorships
                                 Fund and length of     five years
                                 service
-------------------------------- ---------------------- ---------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer since 2002   Vice President - Investment
50005 AXP Financial Center                              Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Paula R. Meyer 596               President since 2002   Senior Vice President and
AXP Financial Center                                    General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
-------------------------------- ---------------------- ---------------------------------- --------------------------
Leslie L. Ogg                    Vice President,        President of Board Services
901 S. Marquette Ave.            General Counsel, and   Corporation
Minneapolis, MN 55402            Secretary  since 1978
Age 65
-------------------------------- ---------------------- ---------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
39   --   AXP DIVERSIFIED BOND FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD.
American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Fixed Income Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 5, 2003